UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08062

Nicholas Equity Income Fund, Inc.

(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)	(Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2018

Date of reporting period: 09/30/2017

Item 1. Report to Stockholders.

SEMIANNUAL REPORT

September 30, 2017

NICHOLAS
EQUITY INCOME
FUND, INC.

WWW.NICHOLASFUNDS.COM

NICHOLAS EQUITY INCOME FUND, INC.

November 2017

Report to Fellow Shareholders:

     For the six-months ended September 30, 2017, Nicholas Equity Income Fund (Fund) had a return of 1.85% versus 7.71% for the Standard & Poor’s 500 Index (S&P 500).

     The Fund’s underperformance for the period is disappointing and we are working hard to rectify. Some of the underperformance is self-inflicted and some is related to the objective of the Fund. We believe the Fund’s investments are structured more conservatively than the market, thus, often during periods of outsized market returns the Fund underperforms the broader market. Since its March 2009 lows, the S&P 500 has risen more than 270% excluding dividends. We are pleased with our long-term record as it incorporates a full market cycle. A key tenet of the Fund’s investment philosophy is capital preservation which is best demonstrated during the market sell off during calendar 2008 when the S&P 500 fell 37.00% compared to the Fund which recorded a 23.59% decline an outperformance of 1,341bp (basis points) or 13.41%.

     Returns for the Fund and selected indices are provided in the chart below for the periods ended September 30, 2017. We are pleased to report the Fund had a 30-day SEC yield of 2.35% as of September 30, 2017. This yield exceeds the S&P 500’s indicated dividend yield of 1.98%.

				Average Annual Total Return
	6 Month	1	Year	3	Year	5	Year	10	Year
Nicholas Equity Income Fund, Inc.	1.85%	9.63%		7.01%		11.42%		8.54%
Standard & Poor’s 500 Index	7.71%	18.61%		10.81%		14.22%		7.44%
Consumer Price Index	1.08%	2.23%		1.23%		1.30%		1.68%
Ending value of $10,000 invested in
Nicholas Equity Income Fund, Inc.	$10,185	$10,963		$12,255		$17,174		$22,695
Fund’s Expense Ratio:
(from 07/31/17 Prospectus): 0.72%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

     At September 30, 2017, the Fund held 59 stocks and a cash position of approximately 9%. All of the stocks in the portfolio pay dividends and most have raised their dividends periodically. The Fund’s top five holdings were Microsoft, Pfizer, Apple, Northern Trust Corp and Snap-on. These five holdings accounted for nearly 14% of the Fund’s net assets. For the six-month period ended September 30, 2017, stocks that helped the Fund’s performance were Gilead Sciences, Microchip Technology, Abbott Laboratories, Microsoft and Harris Corp. Stocks that hindered performance were Foot Locker, Cardinal Health, Plains All American Pipeline, Snap-On and preferred stock Kinder Morgan. Relative to the S&P 500 Index, the Fund’s stock selection within health care and consumer discretionary negatively impacted performance over the past six months, whereas stock selection in materials and real estate were beneficial. In terms of industry concentration, information technology represented approximately 19% of the portfolio, health care 14%, financials 12%, industrials 11%, consumer staples 9%, consumer discretionary 8%, energy 7%, real estate 6%, materials 3% and telecommunication services 1%.

     The current bull stock market has continued its impressive run of more than eight and half years since the S&P 500 bottomed in March 2009 and now is the second longest bull market on record without at least a 20 percent correction. In regard to the economy, past U.S. Gross Domestic Product (GDP) growth has been very weak. Since the great recession, the economy has yet to grow on a yearly basis faster than 2.6% however, after a weak GDP report of 1.2% in the first quarter of 2017, we are encouraged because GDP growth has improved over the past two quarters as the U.S. economy expanded an annualized 3.1% and 3.0%, in the second and third quarters of 2017, respectively. Both quarters achieved the fastest pace of annualized growth since the first quarter of 2015. The improving economy has translated into better earnings growth for the market. The S&P 500 earnings growth rate in the third quarter of 2017 is on pace for 6.1% and full year 2017 growth of approximately 10%. This earnings improvement was helped by better economic growth but also by easier comparisons since 2016 earnings growth was nearly flat.

     While the economy appears to be on firmer footing and just recorded the lowest unemployment rate since December 2000 of 4.1 percent, valuation multiples are also at the highest levels since 2002. As of November 10, 2017, the forward 12-month earnings multiple for the S&P 500 stands at 18 times, which is above both the five- and ten-year averages of 15.7 and 14.1 times, respectively. Management is cognizant of elevated market multiples and thus is seeking to buy securities we believe have below market multiples and solid balance sheets while still offering attractive earnings and dividend growth outlooks.

     There are still some uncertainties facing the market including potential tax reform, changes in the Affordable Care Act and geopolitical risks. However, one factor that could have a more pronounced impact on the markets and the economy are actions taken by the Federal Reserve. So far in 2017, the Fed increased the Federal Fund benchmark rate twice and has maintained their outlook for a third rate hike in December 2017. Given there most likely will be new Fed leadership, it is not prudent to speculate what monetary policy will be in 2018, especially since future inflation rates and economic growth heavily factor into any policy decision. The risk is if the Fed increases interest rates at too fast of a pace it can dampen economic growth and possibly lead our economy back into a recession. Thus, the pace and rate of interest rate hikes by the Federal Reserve is a balancing act and cannot be predicted. Management seeks to construct and maintain a portfolio that we believe can produce attractive total returns regardless of the interest rate environment by focusing on high-quality, historically dividend-paying stocks that have shown the ability to grow over time. Historically, dividends paid by companies to their shareholders have accounted for almost half of the total returns earned by common stocks, while also providing some downside protection in bear markets. Moreover, we seek to invest in management teams with strong business models and competitive advantages that have good track records of successfully navigating changing and uncertain environments.

     We are pleased with the Fund’s relative long-term performance compared to other equity income funds. As of September 30, 2017, Nicholas Equity Income Fund ranked within the top 2% (4 out of 242 funds) for the 10-year period in the Lipper Equity Income Funds objective. In addition, the Fund ranked 89% (486 out of 547 funds), 68% (325 out of 478) and 51% (187 out of 370), based on total returns, for the one-, three-, and five-year periods, respectively.

Thank you for your continued investment in the Fund.

Sincerely,

Michael L. Shelton                                                  David O. Nicholas
Lead Portfolio Manager                                            Co-Portfolio Manager

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The Fund may invest in small and medium sized companies, which involve additional risks. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities such as limited liquidity and greater volatility. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may invest in REIT’s and Real Estate Securities which involve additional risks related to the real estate industry. The performance of these securities is dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed.

Diversification does not assure a profit or protect against loss in a declining market.

Earnings growth is not representative of the Fund’s future performance.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Consumer Price Index (seasonally adjusted) represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Basis Point: A unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Dividend yield: The annual dividends per share divided by the price per share expressed as a percentage.

Forward Earnings Ratio: Price per share divided by the forecasted next 12 months earnings per share.

Gross Domestic Product (GDP): The monetary value of all the finished goods and services produced within a country’s borders in a specific time period.

30-day SEC yield: A standardized yield computed by dividing the net investment income per share earned during the past 30-day period by the share price at the end of the period.

Source: Lipper, as of September 30, 2017

Lipper Ranking Scale: 1% equals highest; 100% equals lowest (based on total returns).

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. The highest percentile rank is 1 and the lowest is 100. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights (NSEIX)

For a share outstanding throughout each period

	Six Months
	Ended
	09/30/2017			Years Ended March 31,
	(unaudited)		2017	2016	2015	2014	2013
NET ASSET VALUE,
BEGINNING OF PERIOD	$20.70		$18.65	$20.99	$19.68	$17.93	$15.61
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.19	(1)	.36 (1)	.43	.43	.38	.43
Net gain (loss) on securities
(realized and unrealized)	.18		2.45	(1.45)	2.06	2.58	2.71
Total from investment
operations	.37		2.81	(1.02)	2.49	2.96	3.14
LESS DISTRIBUTIONS
From net investment income	(.48)		(.36)	(.42)	(.43)	(.41)	(.46)
From net capital gain	—		(.40)	(.90)	(.75)	(.80)	(.36)
Total distributions	(.48)		(.76)	(1.32)	(1.18)	(1.21)	(.82)
NET ASSET VALUE,
END OF PERIOD	$20.59		$20.70	$18.65	$20.99	$19.68	$17.93

TOTAL RETURN	1.85	%(2)	15.57%	(4.92)%	13.13%	16.80%	21.03%

SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$503.6		$532.2	$520.0	$594.5	$516.9	$326.0
Ratio of expenses to
average net assets	.72	%(3)	.72%	.72%	.72%	.72%	.75%
Ratio of net investment income to
average net assets	1.90	%(3)	1.86%	2.23%	2.13%	2.18%	2.87%
Portfolio turnover rate	29.50	%(3)	36.18%	24.92%	19.14%	30.08%	22.20%

(1) Computed based on average shares outstanding.

(2) Not annualized.

(3) Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings

September 30, 2017 (unaudited)

Percentage
Name	of Net Assets
Microsoft Corporation	3.25%
Pfizer Inc.	2.94%
Apple Inc.	2.78%
Northern Trust Corporation	2.65%
Snap-on Incorporated	2.46%
PNC Financial Services Group, Inc. (The)	2.38%
Abbott Laboratories	2.33%
Walgreens Boots Alliance, Inc.	2.31%
Kinder Morgan, Inc. 9.75%, Cumulative Convertible, Series A	2.30%
W.P. Carey Inc.	2.23%
Total of top ten	25.63%

Sector Diversification (as a percentage of portfolio)

September 30, 2017 (unaudited)

Fund Expenses

For the six month period ended September 30, 2017 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	03/31/17	09/30/17	04/01/17 - 09/30/17
Actual	$1,000.00	$1,018.50	$3.66
Hypothetical	1,000.00	1,021.37	3.67
(5% return before expenses)

*

Expenses are equal to the Fund’s six-month annualized expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 184 then divided by 365 to reflect the one-half year period.

Schedule of Investments
September 30, 2017 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 86.99%
	Consumer Discretionary – Media — 1.27%
175,990	Cinemark Holdings, Inc.	$6,372,598
	Consumer Discretionary – Retailing — 3.10%
62,500	Home Depot, Inc. (The)	10,222,500
67,500	Lowe’s Companies, Inc.	5,395,950
		15,618,450
	Consumer Discretionary – Services — 3.73%
125,000	Cedar Fair, L.P.	8,015,000
140,000	Extended Stay America, Inc.	2,800,000
131,000	Six Flags Entertainment Corporation	7,983,140
		18,798,140
	Consumer Staples – Food & Staples Retailing — 2.31%
150,500	Walgreens Boots Alliance, Inc.	11,621,610
	Consumer Staples – Food, Beverage & Tobacco — 6.78%
132,300	B&G Foods, Inc.	4,213,755
90,000	Dr Pepper Snapple Group, Inc.	7,962,300
75,000	Hormel Foods Corporation	2,410,500
50,000	Nestle S.A.	4,190,780
97,000	Philip Morris International Inc.	10,767,970
80,000	Pinnacle Foods Inc.	4,573,600
		34,118,905
	Energy — 4.29%
264,774	Dorchester Minerals, L.P.	3,984,849
455,000	EnLink Midstream Partners LP	7,625,800
119,100	Enterprise Products Partners L.P.	3,104,937
177,178	Williams Partners L.P.	6,892,224
		21,607,810
	Financials – Banks — 4.29%
135,000	KeyCorp	2,540,700
89,000	PNC Financial Services Group, Inc. (The)	11,994,530
135,000	Webster Financial Corporation	7,094,250
		21,629,480
	Financials – Diversified — 4.45%
230,000	Cohen & Steers, Inc.	9,082,700
145,000	Northern Trust Corporation	13,329,850
		22,412,550

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2017 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 86.99% (continued)
	Financials – Insurance — 3.46%
65,000	Chubb Limited	$9,265,750
415,000	Old Republic International Corporation	8,171,350
		17,437,100
	Health Care – Equipment & Services — 5.20%
142,500	Cardinal Health, Inc.	9,536,100
112,500	Medtronic Public Limited Company	8,749,125
102,500	ResMed Inc.	7,888,400
		26,173,625
	Health Care – Pharmaceuticals,
	Biotechnology & Life Sciences — 7.16%
220,000	Abbott Laboratories	11,739,200
117,500	Gilead Sciences, Inc.	9,519,850
415,000	Pfizer Inc.	14,815,500
		36,074,550
	Industrials – Capital Goods — 4.13%
185,000	Fastenal Company	8,432,300
83,000	Snap-on Incorporated	12,367,830
		20,800,130
	Industrials – Commercial & Professional Services — 4.76%
70,000	Deluxe Corporation	5,107,200
180,300	KAR Auction Services, Inc.	8,607,522
247,500	Nielsen Holdings plc	10,258,875
		23,973,597
	Industrials – Transportation — 2.18%
130,000	Ryder System, Inc.	10,991,500
	Information Technology – Hardware & Equipment — 5.85%
90,900	Apple Inc.	14,009,508
175,000	Cisco Systems, Inc.	5,885,250
72,500	Harris Corporation	9,546,800
		29,441,558
	Information Technology – Semiconductors
	& Semiconductor Equipment — 5.85%
285,000	Intel Corporation	10,852,800
77,500	Maxim Integrated Products, Inc.	3,697,525
105,000	Microchip Technology Incorporated	9,426,900
77,500	Xilinx, Inc.	5,489,325
		29,466,550

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2017 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 86.99% (continued)
	Information Technology – Software & Services — 7.58%
62,500	Accenture plc – Class A	$8,441,875
52,500	Analog Devices, Inc.	4,523,925
40,000	Fidelity National Information Services, Inc.	3,735,600
35,000	International Business Machines Corporation	5,077,800
220,000	Microsoft Corporation	16,387,800
		38,167,000
	Materials — 3.11%
260,000	PolyOne Corporation	10,407,800
102,500	RPM International, Inc.	5,262,350
		15,670,150
	Real Estate — 6.05%
25,000	CyrusOne Inc.	1,473,250
17,712	Digital Realty Trust, Inc.	2,095,860
5,000	Equinix, Inc.	2,231,500
65,000	QTS Realty Trust, Inc. – Class A	3,403,400
166,300	W.P. Carey Inc.	11,206,957
295,000	Weyerhaeuser Company	10,038,850
		30,449,817
	Telecommunication Services — 1.44%
185,000	AT&T Inc.	7,246,450
	TOTAL COMMON STOCKS
	(cost $328,837,806)	438,071,570

CONVERTIBLE PREFERRED STOCKS — 4.20%
	Energy — 2.31%
275,000	Kinder Morgan, Inc. 9.75%,
	Cumulative Convertible, Series A	11,605,000
	Health Care – Pharmaceuticals, Biotechnology
	& Life Sciences — 1.89%
13,000	Allergan plc 5.25%, Cumulative, Mandatory Convertible, Series A	9,530,625
	TOTAL CONVERTIBLE PREFERRED STOCKS
	(cost $21,532,826)	21,135,625

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2017 (unaudited)

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 8.70%
	U.S. Government Securities – 7.34%
$10,000,000	U.S. Treasury Bill 10/05/2017, 1.010%	$9,999,170
18,000,000	U.S. Treasury Bill 10/12/2017, 0.926%	17,995,436
7,000,000	U.S. Treasury Bill 10/19/2017, 0.881%	6,997,128
2,000,000	U.S. Treasury Bill 11/02/2017, 0.914%	1,998,449
		36,990,183
	Money Market Fund – 1.36%
6,841,847	Morgan Stanley Liquidity Funds Government Portfolio
	(Institutional Class), 7-day net yield 0.90%	6,841,847
	TOTAL SHORT-TERM INVESTMENTS
	(cost $43,832,030)	43,832,030
	TOTAL INVESTMENTS
	(cost $394,202,662) — 99.89%	503,039,225
	OTHER ASSETS, NET OF LIABILITIES — 0.11%	557,527
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$503,596,752

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

September 30, 2017 (unaudited)

ASSETS
Investments in securities at value (cost $394,202,662)	$503,039,225
Receivables —
Dividend and interest	782,026
Capital stock subscription	44,866
Total receivables	826,892
Other	44,459
Total assets	503,910,576

LIABILITIES
Payables —
Due to adviser —
Management fee	258,076
Accounting and administrative fee	10,576
Total due to adviser	268,652
Other payables and accrued expense	45,172
Total liabilities	313,824
Total net assets	$503,596,752

NET ASSETS CONSIST OF
Paid in capital	$382,954,617
Net unrealized appreciation on investments	108,836,563
Accumulated undistributed net realized gain on investments	15,612,259
Accumulated net investment loss	(3,806,687)
Total net assets	$503,596,752

NET ASSET VALUE PER SHARE ($.001 par value,
250,000,000 shares authorized), offering price
and redemption price (24,452,497 shares outstanding)	$20.59

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended September 30, 2017 (unaudited)

INCOME
Dividend	$6,630,939
Interest	164,996
Total income	6,795,935

EXPENSES
Management fee	1,586,366
Transfer agent fees	97,622
Accounting and administrative fees	65,048
Registration fees	29,379
Audit and tax fees	15,575
Custodian fees	13,181
Postage and mailing	13,120
Printing	10,193
Directors’ fees	8,908
Insurance	8,496
Accounting system and pricing service fees	8,375
Legal fees	4,939
Other operating expenses	2,644
Total expenses	1,863,846
Net investment income	4,932,089

NET REALIZED GAIN ON INVESTMENTS	15,365,768

CHANGE IN NET UNREALIZED
APPRECIATION/DEPRECIATION ON INVESTMENTS	(11,330,609)
Net realized and unrealized gain on investments	4,035,159
Net increase in net assets resulting from operations	$8,967,248

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the six months ended September 30, 2017 (unaudited) and the year ended March 31, 2017

	Six Months
	Ended
	09/30/2017	Year Ended
	(unaudited)	03/31/2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$4,932,089	$9,759,849
Net realized gain on investments	15,365,768	1,479,908
Change in net unrealized appreciation/depreciation
on investments	(11,330,609)	64,272,744
Net increase in net assets
resulting from operations	8,967,248	75,512,501

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(12,273,752)	(9,819,399)
From net realized gain on investments	—	(10,958,238)
Total distributions	(12,273,752)	(20,777,637)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued
(1,716,512 and 5,812,453 shares, respectively)	34,868,291	70,849,234
Reinvestment of distributions
(561,206 and 1,876,613 shares, respectively)	11,378,811	19,679,365
Cost of shares redeemed
(3,538,622 and 8,127,346 shares, respectively)	(71,560,354)	(133,040,978)
Change in net assets derived
from capital share transactions	(25,313,252)	(42,512,379)
Total increase/(decrease) in net assets	(28,619,756)	12,222,485

NET ASSETS
Beginning of period	532,216,508	519,994,023
End of period (including accumulated
undistributed net investment income/(loss)
of $(3,806,687) and $5,190,395, respectively)	$503,596,752	$532,216,508

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

September 30, 2017 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles (“GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s Annual Report on Form
N-CSR for the year ended March 31, 2017.

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

(1) Summary of Significant Accounting Policies —
Nicholas Equity Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the
Investment Company Act of 1940, as amended. The primary objective of the Fund is to produce reasonable income with moderate long-term growth as a secondary consideration.
The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value, which is calculated as of the close of regular trading on the New York Stock Exchange. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model

Notes to Financial Statements (continued)

September 30, 2017 (unaudited)

and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2017 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$438,071,570
Money Market Fund	6,841,847
Level 2 –
Convertible Preferred Stocks(1)	21,135,625
U.S. Government Securities	36,990,183
Level 3 –
None	—
Total	$503,039,225
(1) See Schedule of Investments for further detail by industry.

There were no transfers between levels during the period ended September 30,
2017 and the Fund did not hold any Level 3 investments during the period.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

Notes to Financial Statements (continued)

September 30, 2017 (unaudited)

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least quarterly. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. At September 30, 2017, reclassifications were recorded to decrease accumulated net investment income by
$1,655,419, increase accumulated undistributed net realized gain on investments by $1,659,922 and decrease paid in capital by $4,503.

The tax character of distributions paid during the six months ended September 30,
2017 and the year ended March 31, 2017 was as follows:

	09/30/2017	03/31/2017
Distributions paid from:
Ordinary income	$12,273,752	$9,819,399
Long-term capital gain	—	10,958,238
Total distributions paid	$12,273,752	$20,777,637

As of September 30, 2017, investment cost for federal tax purposes was
$386,198,104 and the tax basis components of net assets were as follows:

Unrealized appreciation	$125,363,842
Unrealized depreciation	(8,522,721)
Net unrealized appreciation	$116,841,121

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to holdings in partnership interests.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of September 30, 2017. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended
September 30, 2017. At September 30, 2017, the fiscal years 2014 through 2017 remain open to examination in the Fund’s major tax jurisdictions.

(f) The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the
Financial Accounting Standards Board (“FASB”) ASC 946, Financial Services –

Notes to Financial Statements (continued)

September 30, 2017 (unaudited)

Investment Companies. U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of September 30, 2017. There have been no material subsequent events since September 30, 2017 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —
(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.70% of the average net asset value up to and including $50 million and 0.60% of the average net asset value in excess of $50 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $2,689 for the period ended September 30,
2017 for legal services rendered by this law firm.

(3) Investment Transactions —
For the period ended September 30, 2017, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$71,310,657 and $104,450,522, respectively.

Historical Record

(unaudited)

		Net
		Investment			Dollar	Growth of
	Net	Income		Capital Gain	Weighted	an Initial
	Asset Value	Distributions		Distributions	Price/Earnings	$10,000
	Per Share	Per Share		Per Share	Ratio(2)	Investment(3)
November 23, 1993(1)	$10.00	$—		$—	—	$10,000
March 31, 1994	10.04	0.0133		—	14.4 times	10,053
March 31, 1995	10.56	0.2810		—	14.6	10,871
March 31, 1996	12.35	0.3370		—	16.8	13,111
March 31, 1997	12.27	0.4527		0.5483	15.9	14,138
March 31, 1998	14.35	0.5014		0.6586	23.0	18,072
March 31, 1999	12.32	0.4843		0.3278	22.0	16,509
March 31, 2000	11.10	0.4447		0.2392	20.6	15,816
March 31, 2001	11.20	0.1980		—	21.0	16,250
March 31, 2002	12.66	0.1697		—	22.4	18,642
March 31, 2003	9.02	0.1920		—	15.6	13,531
March 31, 2004	12.45	0.1486		—	16.1	18,933
March 31, 2005	13.58	0.2120		—	21.0	20,995
March 31, 2006	13.66	0.3843		0.4259	16.8	22,456
March 31, 2007	15.98	0.3663		0.2138	17.0	27,307
March 31, 2008	12.59	0.3377		2.0340	18.2	25,247
March 31, 2009	8.64	0.4188		—	11.6	17,989
March 31, 2010	13.64	0.3167		—	17.7	29,211
March 31, 2011	15.98	0.3017		0.0041	19.4	34,949
March 31, 2012	15.61	0.4843		0.5318	18.5	36,470
March 31, 2013	17.93	0.4658		0.3584	22.3	44,139
March 31, 2014	19.68	0.4076		0.8054	19.1	51,554
March 31, 2015	20.99	0.4294		0.7468	22.4	58,325
March 31, 2016	18.65	0.4226		0.8980	15.4	55,455
March 31, 2017	20.70	0.3615		0.3955	18.6	64,090
September 30, 2017	20.59	0.4836	(a)	—	19.2	65,275

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid $0.3979 on May 10, 2017 to shareholders of record on May 9, 2017. Paid $0.0857 on August 3, 2017 to shareholders of record on August 2, 2017.

Approval of Investment Advisory Contract

(unaudited)

In April 2017, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through April 2018. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the fiscal year ended March 31, 2017, the management fee was 0.61% and the Fund’s total expense ratio (including the management fee) was 0.72%. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group (i) the Fund’s expense ratio, which was low compared to the overall peer group; (ii) the Fund’s performance on a short-term and long-term basis; (iii) the Fund’s management fee; (iv) the range and quality of the services offered by the Adviser. The peer group fund data included mid-, large- and small-cap blend and value focused funds with similar asset sizes and a prospectus objective of equity income. In terms of the peer group data used for performance comparisons, the Fund was ranked 10th, 9th, 4th and 1st out of 16 funds for the one-, three-, five- and ten-year periods ending March 31, 2017. The Fund had the third lowest expense ratio among its peer group. The Board also reviewed the Fund’s risk/return profile as measured by standard deviation and the Fund’s Morningstar rankings.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality. The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds. The Board reviewed the actual relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated exceptional performance relative to benchmarks and its peers. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees relative to comparable funds.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser’s management in general terms. The Board expressed the opinion that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund’s performance, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy

(unaudited)

     Nicholas Equity Income Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Directors and Officers
DAVID O. NICHOLAS, President

JOHN A. HAUSER, Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LYNN S. NICHOLAS, Senior Vice President

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

CANDACE L. LESAK, Vice President

MICHAEL L. SHELTON, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Equity Income Fund, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: November 29, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: November 29, 2017

By: /s/ Jennifer R. Kloehn
Name: Jennifer R. Kloehn
Title: Principal Financial Officer
Date: November 29, 2017